UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 24, 2003


                              Rayovac Corporation
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             (Exact Name of Registrant as Specified in its Charter)


           Wisconsin                 001-13615                 22-2423556
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  (State or Other Jurisdiction      (Commission                (IRS Employer
        of Incorporation)           File Number)             Identification No.)

                      601 Rayovac Drive Madison, WI 53711
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              (Address of Principal Executive Offices) (Zip Code)


                                 (608) 275-3340
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                         Registrant's telephone number,
                              including area code


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Written transcript of conference call hosted by Rayovac Corporation on April 24, 2003.

Item 12. Results of Operations and Financial Condition.

On April 24, 2003, Rayovac Corporation hosted a conference call on its website at www.rayovac.com announcing its financial results for the fiscal quarter ended March 30, 2003, among other matters. A written transcript of the conference call is furnished as Exhibit 99.1 to this report. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    RAYOVAC CORPORATION




Date:  April 30, 2003              By:      /s/ Randall J. Steward
                                            ___________________________________
                                            Name:  Randall J. Steward
                                            Title:  Executive Vice President of
                                            Administration and Chief Financial
                                            Officer

                                 EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1 Written transcript of conference call hosted by Rayovac Corporation on April 24, 2003.